ARROW VALTORO ETF
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2026

Shares				Fair Value
SHORT-TERM INVESTMENT — 77.6%
MONEY MARKET FUND - 77.6%
2,684,645	First American Government Obligations Fund, Class X, 3.58% (Cost $2,684,645)(a)			$ 2,684,645

	TOTAL INVESTMENTS - 77.6% (Cost $2,684,645)			$ 2,684,645
	OTHER ASSETS IN EXCESS OF LIABILITIES - 22.4%			774,213
	NET ASSETS - 100.0%			$ 3,458,858

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
2	CME Bitcoin Futures(c)	06/01/2026	$ 767,400	$ 12,808
36	CME Micro Bitcoin Futures(c)	06/01/2026	276,264	4,540
16	COMEX E-Micro Gold Futures(c)	06/29/2026	740,736	(267)
	TOTAL FUTURES CONTRACTS			$ 17,081

(a)	Rate disclosed is the seven day effective yield as of April 30, 2026.
(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.
(c)	All or a portion of this investment is a holding of the ATV Fund Limited.